UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2005

                     Conspiracy Entertainment Holdings, Inc.
             (Exact name of registrant as specified in its charter)

            Utah                      000-32427                 87-0386790
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)             File Number)             Identification No.)


               612 Santa Monica Boulevard, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 260-6150
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On August 5, 2005 and August 8, 2005, two accredited investors loaned Conspiracy Entertainment Holdings, Inc. (the "Company") an aggregate of $223,600 in gross proceeds in exchange for two notes payable. The notes bear no interest and are due February 1, 2006. Under the terms of the loans, the Company agreed to share 50% of the profit earned from the development, production and commercialization of the videogame originally released under the name `Kollon' in Japan by Cyberfront Corporation on the Sony PSP platform. The notes were issued in a private placement transaction exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

      In connection with the August 5, 2005 and August 8, 2005 loans, the Company entered into an agreement amending (the "Amendment") the terms of the Securities Purchase Agreements (the "Purchase Agreements") dated as of August 31, 2004 and January 31, 2005, which are described in the Company's Forms 8-K filed with the SEC on September 3, 2004 and February 15, 2005. Pursuant to the Amendment, the Company re-affirmed all representations and warranties contained in the Purchase Agreements and all covenants and conditions in the Purchase Agreements were adopted and renewed. In addition, the $223,600 principal amount notes payable were added to the Security Interest Agreements executed in connection with the Purchase Agreements. The conversion price of the debentures issued in connection with the Purchase Agreements was amended to be the lesser of $0.05 or 70% of the average of the five lowest closing bid prices for the Company's common stock for the 30 trading days prior to a conversion date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number    Description
--------------------------------------------------------------------------------
4.1               Form of promissory note

4.2 Amendment, Modification and Consent to Transaction Documents Agreement dated August 8, 2005 among Conspiracy Entertainment Holdings, Inc. and the Lenders under certain Securities Purchase Agreements with the Company dated as of August 31, 2004 and January 31 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Conspiracy Entertainment Holdings, Inc.


Dated: August 22, 2005                   By:  /s/ Keith Tanaka
                                                -----------------------
                                         Name: Keith Tanaka
                                         Title: Chief Financial Officer


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